SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                          Form 8-K

                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
            The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) July 10, 2001
                                                  -------------

             PENNROCK FINANCIAL SERVICES CORP.
             ----------------------------------
   (Exact name of registrant as specified in its charter)

       Pennsylvania               0-15040         23-2400021
    ------------------           ---------      --------------
 (State or other jurisdiction  (Commission     (IRS Employer
  of incorporation)             File Number)   Identification No.)


    1060 Main Street, Blue Ball, PA                 17506
-----------------------------------------        ----------

(Address of principal executive office)          (Zip Code)

Registrant's telephone number, including area code (717) 354-4541
                                                   --------------
                            N/A
 ---------------------------------------------------------
(Former name or former address, if changes since last report)

Item 5.  Other Events.
       -------------

The press release of PennRock Financial Services Corp. dated
July 11, 2001 relating to the declaration of a 5% stock dividend and attached hereto as Exhibit 99 is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.
       ----------------------------------

         (c)  Exhibits

      The following exhibits are filed herewith:

      Exhibit
       Number            Description            Page Number
     ----------   --------------------------   ------------
         99         Press Release dated              3
                    July 11, 2001 of PennRock
                    Financial Services Corp.

                         SIGNATURE
                        ------------

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          PENNROCK FINANCIAL SERVICES CORP.

                          By: /s/ Melvin Pankuch
                          ---------------------------------
                          Melvin Pankuch, Executive Vice
                          President and Chief Executive Officer

Dated:  July 12, 2001

                         Exhibit 99

       (PennRock Financial Services Corp. Letterhead)

                       PRESS RELEASE

For Immediate Release
---------------------


BLUE BALL, PENNSYLVANIA, Ju1y 11, 2001 _ The Board of
Directors of PennRock Financial Services Corp. (Nasdaq:
PRFS), parent of Blue Ball National Bank and The National
Advisory Group, Inc., on July 10, 2001, declared a 5% stock dividend to all shareholders of record as of July 24, 2001, payable on August 10, 2001. Shareholders will receive one additional share for each 20 shares of PennRock stock owned as of the record date.

PennRock is a bank holding company headquartered in Blue Ball, Pennsylvania. Blue Ball National Bank, a wholly owned subsidiary of PennRock, provides a broad range of banking, trust and other financial services to consumers, small businesses and corporations through 17 offices in south-central and southeastern Pennsylvania. The National Advisory Group offers asset management and corporate retirement plan administration services to clients in southeastern Pennsylvania, New Jersey and Delaware, and serves as an investment advisor for a family of mutual funds.

Source: PennRock Financial Services Corp.

Contact:
George B. Crisp, Vice President and Treasurer
PennRock Financial Services Corp.
gcrisp@bbnb.com
(717) 354-4541